Equity Method Investment	6 Months Ended
Sep. 30, 2024
Equity Method Investment [Abstract]
EQUITY METHOD INVESTMENT

NOTE 9 — EQUITY METHOD INVESTMENT

During the year ended March 31, 2018, the Company invested an aggregate amount of RMB1.4 million in exchange for 35% of the equity interest of Philectronics Inc. (“Philectronics”), which was recorded under the equity method. The Company recorded its pro-rata share of losses in Philectronics of as other (income) expenses, net in the consolidated statements of comprehensive loss. Philectronics has net liability position and temporarily ceased its operation without foreseeable plan for resuming its business operation. As of September 30, 2024, full provision was made for the impairment of the Company’s equity interest of Philectronics.

	Six months ended September 30,
	2023	2024
	RMB	RMB

Cost	1,425	1,425
Less: accumulated impairment	(1,425)	(1,425)
Equity method investment, net	-	-